Supplement to the
Strategic Advisers® Core Income Fund
April 29, 2022
Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. BlackRock Investment Management, LLC (BlackRock), FIAM LLC (FIAM), J.P. Morgan Investment Management Inc. (JPMorgan), PGIM, Inc. (PGIM), and TCW Investment Management LLC (TCW) have been retained to serve as sub-advisers for the fund. BlackRock International Limited (BIL), BlackRock (Singapore) Limited (BSL), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and PGIM Limited (PGIML) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
JPMorgan , at 383 Madison Avenue, New York, New York 10179, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, JPMorgan had approximately $2.361 trillion in discretionary assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for JPMorgan for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2023, when available.
SSC-PSTK-0423-111 1.924229.111	April 7, 2023